UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2009

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri	01-07284	43-0168840
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No

5711 R. S. Boreham, Jr., St Fort Smith, Arkansas	72901
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code 479-646-4711

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01	Regulation FD Disclosure

One of the proposals in Baldor Electric Company’s 2009 Proxy Statement is to consider and act upon a plan to create the Baldor Electric Company Plan for Tax Deductible Executive Incentive Compensation.

To clarify the plan administration, the committee administering the Plan will be comprised of Jean A. Mauldin, Robert J. Messey, Robert L. Proost, and Barry K. Rogstad. All of these directors are outside directors within the meaning of Section 162(m) and independent outsiders within RiskMetrics Group’ definition of independent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date April 22, 2009	/s/ George E. Moschner
George E. Moschner
Chief Financial Officer and Secretary